Exhibit 99.1

News Release

Contact:
Brad Cohen
Public Relations
Quantum Corp.
+1 (408) 944-4044
brad.cohen@quantum.com

Brinlea Johnson or Allise Furlani
Investor Relations
The Blueshirt Group
+1 (212) 331-8424 or +1 (212) 331-8433
brinlea@blueshirtgroup.com or allise@blueshirtgroup.com

For Release: Oct. 26, 2016 1:15 p.m. PDT

Quantum Corporation Reports Fiscal Second Quarter 2017 Results

Key Year-Over-Year Highlights:

•	Total revenue of $134.7 million, up 15%

•	Scale-out storage revenue of $46.7 million, up 56%

•	GAAP net income of $3.8 million, a $15.1 million improvement

•	Non-GAAP net income of $6.0 million, a $13.4 million improvement

SAN JOSE, Calif. - Oct. 26, 2016 - Quantum Corp. (NYSE: QTM) today reported results for the fiscal second quarter 2017 ended Sept. 30, 2016 (all comparisons are relative to the fiscal second quarter 2016 unless otherwise stated) 1:

•	Total revenue was $134.7 million, an increase of $17.7 million.

•	Scale-out storage revenue grew to a record $46.7 million, up from $29.9 million and the 21st consecutive quarter of year-over-year growth.

•
Total data protection revenue was flat at $78.5 million, consisting of $18.7 million in disk backup systems revenue (up 3 percent), $45.2 million in tape automation revenue (down 7 percent) and $14.6 million in devices and media revenue (up 26 percent).

•	Royalty revenue was $9.5 million, an increase of 9 percent.

•	GAAP gross margin was 41.2 percent, and non-GAAP[2] gross margin was 41.4 percent, up from 39.6 percent and 39.9 percent, respectively.

[1] Revenue figures for scale-out storage, data protection, disk backup systems and tape automation include related service revenue.
2 A reconciliation of GAAP to non-GAAP financial measures is included in the accompanying tables. Historical data on non-GAAP items is available in the company’s supplemental financial information posted on its website.

•	GAAP operating income was $5.3 million, and non-GAAP operating income was $7.5 million, an improvement of $15.0 million and $13.3 million, respectively.

•
GAAP net income was $3.8 million, or $0.01 per diluted share, and non-GAAP net income was $6.0 million, or $0.02 per diluted share. This represented an improvement of $0.05 per diluted share on both a GAAP and non-GAAP basis.

“We began this fiscal year with a clear focus on delivering solid growth and profitability, and our results in the first two quarters demonstrate our strong execution and increasing momentum,” said Jon Gacek, president and CEO of Quantum. “For the first half of the fiscal year, we’ve increased total revenue by $23 million over the same period last year, growing scale-out storage by 34 percent and data protection — where the market remains challenging — by 3 percent. On this $23 million of additional revenue, we’ve improved net income by more than $20 million, reflecting the significant leverage our financial model provides as we grow.

“As we start the second half of fiscal 2017, we’re focused on continuing to drive scale-out storage growth by further extending our media and entertainment leadership and expanding our footprint in video surveillance and in technical workflows with large unstructured data archive needs. For data protection, we’re continuing to leverage our technology leadership, extensive customer base, and channel and technology partnerships to generate profit and cash.”

Fiscal Third Quarter 2017 Outlook
Quantum provided the following guidance for the fiscal third quarter:

•	Total revenue of $125 million to $130 million.

•	GAAP and non-GAAP gross margin of 41-43 percent.

•	GAAP and non-GAAP operating expenses of $49 million to $51 million and $47 million to $49 million, respectively.

•	Interest expense of $2.4 million and taxes of $400,000.

•	GAAP loss per share of $0.01 to GAAP earnings per share of $0.01 and non-GAAP earnings per share of $0.00 to $0.02.

Fiscal Second Quarter 2017 Business Highlights

•
Quantum announced a new media reference architecture for animation and visual effects workflows that is built on the company’s award-winning Xcellis™ high-performance storage. This architecture overcomes the time- and resource-consuming challenge of transferring content between animation and editorial departments over a network by optimizing storage capabilities for both operations in a single shared environment, thereby streamlining workflows and boosting overall efficiency and productivity.

•
The company introduced the DXi6900-S, the first deduplication appliance to incorporate 8TB self-encrypting drives, delivering the highest density backup available and enabling customers to reduce power consumption by

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50 percent, compared to competing deduplication appliances. It also integrates the latest SSD technology to provide metadata storage and access. As a result, the DXi6900-S dramatically speeds ingest, read, replication and space reclamation performance, allowing users to complete all these tasks several times faster than with previous DXi® systems and numerous competitive products.

•
Continuing to expand its ecosystem partnerships in video surveillance, Quantum announced joint development initiatives with four industry-leading Video Management System (VMS) providers — Aimetis Corp., On-Net Surveillance Systems Inc. (OnSSI), Qognify and Verint Systems Inc. Under the initiatives, these partners have certified interoperability with Quantum multi-tier storage offerings, including StorNext 5 data management and QXS™ hybrid storage, ensuring that users have access to thoroughly tested and integrated storage solutions suited to their unique environment.

•
Key scale-out storage customer wins included million dollar-plus deals with a major media company for a multi-faceted project and a global consumer electronics company for corporate video, as well as large deals with a leading car company using video surveillance in its manufacturing facility and a solar company that uses surveillance for product line quality control. Other notable scale-out storage wins included large deals involving technical workflows and management of unstructured data archives at a U.S. military agency, an electric power administrator and a global laboratory testing services provider.

•
In data protection, major customer wins included million dollar-plus deals at a European banking IT support operation, a large supermarket chain and a U.S. government department, with the first two involving Quantum’s new DXi6900-S deduplication appliance.

Conference Call and Audio Webcast Notification
Quantum will hold a conference call today, Oct. 26, 2016, at 2:00 p.m. PDT to discuss its fiscal second quarter results. Press and industry analysts are invited to attend in listen-only mode.
Dial-in number: +1 (503) 343-6063
Participant passcode: 94619494
Replay number: +1 (404) 537-3406
Replay passcode: 94619494
Replay expiration: Wednesday, Nov. 2, 2016
Webcast site: www.quantum.com/investors
About Quantum
Quantum is a leading expert in scale-out storage, archive and data protection, providing solutions for capturing, sharing and preserving digital assets over the entire data lifecycle. From small businesses to major enterprises, more than 100,000 customers have trusted Quantum to address their most demanding data workflow challenges. Quantum’s end-to-end, tiered storage foundation enables customers to maximize the value of their data by making it accessible whenever and wherever needed, retaining it indefinitely and reducing total cost and complexity. See how at www.quantum.com/customerstories.
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Quantum, the Quantum logo, DXi, QXS, StorNext and Xcellis are either registered trademarks or trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

“Safe Harbor” Statement: This press release contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Specifically, but without limitation, statements relating to: i) our current focuses and priorities; and ii) all of our statements under the heading titled “Fiscal Third Quarter 2017 Outlook” are forward-looking statements within the meaning of the Safe Harbor. All forward-looking statements in this press release are based on information available to Quantum on the date hereof. These statements involve known and unknown risks, uncertainties and other factors that may cause Quantum’s actual results to differ materially from those implied by the forward-looking statements. More detailed information about these risk factors are set forth in Quantum’s periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in Quantum’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 3, 2016 and in Quantum’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 5, 2016. Quantum expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Use of Non-GAAP Financial Measures

Quantum believes that the non-GAAP financial measures disclosed above provide useful and supplemental information to investors regarding its quarterly financial performance. Quantum management and Board of Directors use these non-GAAP financial measures internally to understand, manage and evaluate the company’s business results and make operating decisions. For instance, Quantum management often makes decisions regarding staffing, future management priorities and how the company will direct future operating expenses on the basis of non-GAAP financial measures. In addition, compensation of our employees is based in part on the performance of our business based on non-GAAP operating income.

The non-GAAP financial measures used in this press release exclude the impact of the items below for the following reasons:

Amortization of Intangible Assets
This includes acquired intangibles such as purchased technology in connection with prior acquisitions. These expenses are not factored into management’s evaluation of potential acquisitions or Quantum’s performance after completion of the acquisitions because they are not related to Quantum’s core operating performance. In addition, the frequency and amount of such charges can vary significantly based on the size and timing of acquisitions and the maturities of the businesses being acquired. Excluding acquisition-related charges from non-GAAP measures provides investors with a basis to compare Quantum against the performance of other companies without the variability caused by purchase accounting.

Share-Based Compensation Expense
Share-based compensation expense relates primarily to equity awards such as stock options and restricted stock units. Share-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond Quantum’s control. Management believes that non-GAAP measures adjusted for share-based compensation provide investors with a basis to measure Quantum’s core performance against the performance of other companies without the variability created by share-based compensation as a result of the variety of equity awards used by other companies and the varying methodologies and assumptions used.

Restructuring Charges
Restructuring charges primarily relate to expenses associated with changes to Quantum’s operating structure. Restructuring charges are excluded from non-GAAP financial measures because they are not considered core operating activities. Although Quantum has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. Management believes that it is appropriate to exclude restructuring charges from Quantum’s non-GAAP financial measures, as it enhances the ability of investors to compare Quantum’s period-over-period operating results from continuing operations.

Proxy Contest and Related Costs
Proxy contest and related costs are expenses incurred to respond to activities and inquiries of VIEX Capital Advisors, LLC, including their proxy solicitation. These costs are not considered core operating activities. Management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

Crossroads Patent Litigation Costs
Crossroads patent litigation costs are expenses incurred to defend ourselves and perform other activities related to a patent infringement lawsuit filed by Crossroads Systems, Inc. These costs are excluded from non-GAAP financial measures because they are not considered core operating activities, and management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

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Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material impact on the company’s reported financial results and, therefore, should not be relied upon as the sole financial measures to evaluate the company. The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

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QUANTUM CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 30, 2016	March 31, 2016*
Assets
Current assets:
Cash and cash equivalents	$29,528	$33,870
Restricted cash	2,801	2,788
Accounts receivable	107,910	105,959
Manufacturing inventories	36,242	40,614
Service parts inventories	20,422	21,407
Other current assets	6,967	6,953
Total current assets	203,870	211,591
Long-term assets:
Property and equipment	12,353	12,939
Intangible assets	355	451
Other long-term assets	4,320	4,565
Total long-term assets	17,028	17,955
	$220,898	$229,546
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$50,859	$46,136
Accrued warranty	3,371	3,430
Deferred revenue, current	82,421	88,919
Accrued restructuring charges, current	1,784	1,621
Long-term debt, current	—	3,000
Accrued compensation	23,806	22,744
Other accrued liabilities	11,510	13,806
Total current liabilities	173,751	179,656
Long-term liabilities:
Deferred revenue, long-term	32,763	35,427
Accrued restructuring charges, long-term	734	1,116
Long-term debt	60,250	62,709
Convertible subordinated debt, long-term	69,483	69,253
Other long-term liabilities	7,340	8,324
Total long-term liabilities	170,570	176,829
Stockholders' deficit	(123,423)	(126,939)
	$220,898	$229,546

* Derived from the March 31, 2016 audited Consolidated Financial Statements.

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QUANTUM CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Revenue:
Product	$88,575	$71,057	$160,401	$133,776
Service	36,620	37,247	72,438	75,186
Royalty	9,547	8,721	18,187	18,919
Total revenue	134,742	117,025	251,026	227,881
Cost of revenue:
Product	64,352	53,073	114,484	100,037
Service	14,910	17,635	30,691	34,562
Total cost of revenue	79,262	70,708	145,175	134,599
Gross margin	55,480	46,317	105,851	93,282
Operating expenses:
Research and development	11,401	13,370	22,459	26,693
Sales and marketing	26,146	28,043	52,513	55,648
General and administrative	12,572	14,136	25,532	28,122
Restructuring charges	15	387	2,067	645
Total operating expenses	50,134	55,936	102,571	111,108
Income (loss) from operations	5,346	(9,619)	3,280	(17,826)
Other income	10	714	166	428
Interest expense	(1,485)	(1,975)	(2,993)	(3,898)
Income (loss) before income taxes	3,871	(10,880)	453	(21,296)
Income tax provision	45	347	422	686
Net income (loss)	$3,826	$(11,227)	$31	$(21,982)

Basic and diluted net income (loss) per share	$0.01	$(0.04)	$0.00	$(0.08)

Weighted average shares:
Basic	270,432	263,058	268,396	260,766
Diluted	272,382	263,058	269,593	260,766

Included in the above Statements of Operations:
Amortization of intangibles:
Cost of revenue	$48	$48	$96	$185
	48	48	96	185
Share-based compensation:
Cost of revenue	234	331	514	693
Research and development	333	492	736	1,041
Sales and marketing	606	839	1,218	1,709
General and administrative	477	785	1,180	1,657
	1,650	2,447	3,648	5,100
Proxy contest and related costs:
General and administrative	304	—	349	—
	304	—	349	—
Crossroads patent litigation costs:
General and administrative	128	919	140	1,640
	$128	$919	$140	$1,640

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QUANTUM CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	September 30, 2016	September 30, 2015
Cash flows from operating activities:
Net income (loss)	$31	$(21,982)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	2,710	3,361
Amortization of intangible assets	96	185
Amortization of debt issuance costs	336	648
Service parts lower of cost or market adjustment	2,659	3,050
Deferred income taxes	17	35
Share-based compensation	3,648	5,100
Changes in assets and liabilities:
Accounts receivable	(1,951)	31,896
Manufacturing inventories	2,429	10,050
Service parts inventories	(766)	(526)
Accounts payable	4,875	1,624
Accrued warranty	(59)	(746)
Deferred revenue	(9,162)	(16,429)
Accrued restructuring charges	(219)	(2,017)
Accrued compensation	1,049	(10,871)
Other assets and liabilities	(3,112)	(5,723)
Net cash provided by (used in) operating activities	2,581	(2,345)
Cash flows from investing activities:
Purchases of property and equipment	(1,249)	(1,611)
Change in restricted cash	(5)	(110)
Net cash used in investing activities	(1,254)	(1,721)
Cash flows from financing activities:
Borrowings of long-term debt, net	6,300	—
Repayments of long-term debt	(11,959)	—
Restricted cash used to repay convertible subordinated debt	—	(16,280)
Payment of taxes due upon vesting of restricted stock	(673)	(3,101)
Proceeds from issuance of common stock	658	1,740
Net cash used in financing activities	(5,674)	(17,641)
Effect of exchange rate changes on cash and cash equivalents	5	(12)
Net decrease in cash and cash equivalents	(4,342)	(21,719)
Cash and cash equivalents at beginning of period	33,870	67,948
Cash and cash equivalents at end of period	$29,528	$46,229

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QUANTUM CORPORATION
GAAP TO NON-GAAP RECONCILIATION
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30, 2016
	Gross Margin	Gross Margin Rate	Income From Operations	Operating Margin	Net Income	Per Share Net Income, Basic	Per Share Net Income, Diluted
GAAP	$55,480	41.2%	$5,346	4.0%	$3,826	$0.01	$0.01
Non-GAAP Reconciling Items:
Amortization of intangibles	48		48		48
Share-based compensation	234		1,650		1,650
Restructuring charges	—		15		15
Proxy contest and related costs	—		304		304
Crossroads patent litigation costs	—		128		128
Non-GAAP	$55,762	41.4%	$7,491	5.6%	$5,971	$0.02	$0.02

Computation of basic and diluted net income per share:						GAAP	Non-GAAP
Net income						$3,826	$5,971
Interest of dilutive convertible notes						—	902
Income for purposes of computing income per diluted share						$3,826	$6,873

Weighted average shares:
Basic						270,432	270,432
Dilutive shares from stock plans						1,950	1,950
Dilutive shares from convertible notes						—	42,502
Diluted						272,382	314,884

	Six Months Ended September 30, 2016
	Gross Margin	Gross Margin Rate	Income From Operations	Operating Margin	Net Income	Per Share Net Income, Basic	Per Share Net Income, Diluted
GAAP	$105,851	42.2%	$3,280	1.3%	$31	$0.00	$0.00
Non-GAAP Reconciling Items:
Amortization of intangibles	96		96		96
Share-based compensation	514		3,648		3,648
Restructuring charges	—		2,067		2,067
Proxy contest and related costs	—		349		349
Crossroads patent litigation costs	—		140		140
Non-GAAP	$106,461	42.4%	$9,580	3.8%	$6,331	$0.02	$0.02

Computation of basic and diluted net income per share:						GAAP	Non-GAAP
Net income						$31	$6,331

Weighted average shares:
Basic						268,396	268,396
Dilutive shares from stock plans						1,197	1,197
Diluted						269,593	269,593

The non-GAAP financial information set forth in this table is not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial information used by other companies.

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QUANTUM CORPORATION
GAAP TO NON-GAAP RECONCILIATION
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30, 2015
	Gross Margin	Gross Margin Rate	Loss From Operations	Operating Margin	Net Loss	Per Share Net Loss, Basic	Per Share Net Loss, Diluted
GAAP	$46,317	39.6%	$(9,619)	(8.2)%	$(11,227)	$(0.04)	$(0.04)
Non-GAAP Reconciling Items:
Amortization of intangibles	48		48		48
Share-based compensation	331		2,447		2,447
Restructuring charges	—		387		387
Crossroads patent litigation costs	—		919		919
Non-GAAP	$46,696	39.9%	$(5,818)	(5.0)%	$(7,426)	$(0.03)	$(0.03)

Computation of basic and diluted net loss per share:						GAAP	Non-GAAP
Net loss						$(11,227)	$(7,426)

Weighted average shares:
Basic and diluted						263,058	263,058

	Six Months Ended September 30, 2015
	Gross Margin	Gross Margin Rate	Loss From Operations	Operating Margin	Net Loss	Per Share Net Loss, Basic	Per Share Net Loss, Diluted
GAAP	$93,282	40.9%	$(17,826)	(7.8)%	$(21,982)	$(0.08)	$(0.08)
Non-GAAP Reconciling Items:
Amortization of intangibles	185		185		185
Share-based compensation	693		5,100		5,100
Restructuring charges	—		645		645
Crossroads patent litigation costs	—		1,640		1,640
Non-GAAP	$94,160	41.3%	$(10,256)	(4.5)%	$(14,412)	$(0.06)	$(0.06)

Computation of basic and diluted net loss per share:						GAAP	Non-GAAP
Net loss						$(21,982)	$(14,412)

Weighted average shares:
Basic and diluted						260,766	260,766

The non-GAAP financial information set forth in this table is not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial information used by other companies.

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QUANTUM CORPORATION
FORECAST THIRD QUARTER FISCAL 2017
GAAP TO NON-GAAP RECONCILIATION
(In thousands, except per share amounts)
(Unaudited)

	Percentage Range
Forecast gross margin rate on a GAAP basis	40.8%	—	42.8%
Forecast share-based compensation	0.2%
Forecast gross margin rate on a non-GAAP basis	41.0%	—	43.0%

	Dollar Range
Forecast operating expense on a GAAP basis	$48.6	—	$50.6
Forecast share-based compensation	(1.4)
Forecast Crossroads patent litigation costs	(0.2)
Forecast operating expense on a non-GAAP basis	$47.0	—	$49.0

	Dollars per Share
Forecast diluted earnings per share on a GAAP basis	$(0.01)	—	$0.01
Forecast share-based compensation	0.01
Forecast Crossroads patent litigation costs	0.00
Forecast diluted earnings per share on a non-GAAP basis	$0.00	—	$0.02

Estimates based on current (October 26, 2016) projections.

The projected GAAP and non-GAAP financial information set forth in this table represent forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For risk factors that could impact these projections, see our Annual Report on Form 10-K filed with the SEC on June 3, 2016, as amended by Amendment No. 1 to Form 10-K, filed with the SEC on July 27, 2016 (together, the “Form 10-K”). We disclaim any obligation to update information in any forward-looking statement.

The non-GAAP financial information set forth in this table is not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial information used by other companies.

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